UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A INFORMATION

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Your Vote Counts! INTELLIA THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 10, 2025 11:59 PM ET logo INTELLIA THERAPEUTICS INTELLIA THERAPEUTICS, INC. 40 ERIE STREET, SUITE 130 CAMBRIDGE, MA 0213 V74893-P30069 You invested in INTELLIA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2025 Get informed before you vote View the Notice, Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Logo pv For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting * June 11, 2025 9:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/NTLA2025*Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends V74894-P30069 1. Election of three class III directors to our board of directors, each to serve until the 2028 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. Nominees: 1a. William Chase For 1b. Georgia Keresty, Ph.D., M.P.H. For 1c. John M. Leonard, M.D. For 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers (“NEOs”). For 4. A non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our NEOs. 1 Year 5. Approval of the Intellia Therapeutics, Inc. 2025 Equity Incentive Plan. Fo 6. Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V74894-P30069